                                  $180,000,000

                              McKESSON CORPORATION

                     % EXCHANGEABLE SUBORDINATED DEBENTURES
                                    DUE 2004






                             UNDERWRITING AGREEMENT






____________, 1994

                                                            ______________, 1994


Morgan Stanley & Co.
  Incorporated
1251 Avenue of the Americas
New York, New York 10020

Dear Sirs:

     McKesson Corporation, a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters") $180,000,000 principal amount of its ___% Exchangeable Subordinated Debentures Due 2004 (the "Firm Debentures"). In addition, the Company proposes to issue and sell to the Underwriters not more than an additional $20,000,000 principal amount of its ___% Exchangeable Subordinated Debentures Due 2004 (the "Additional Debentures") if and to the extent that you shall have determined to exercise the right to purchase such Additional Debentures granted to the Underwriters in Article III hereof. The Firm Debentures and the Additional Debentures are hereinafter collectively referred to herein as the "Debentures". The Debentures are to be issued pursuant to the provisions of an Indenture dated as of _________________, 1994 (the "Indenture") between the Company and The First National Bank of Chicago, as Trustee (the "Trustee"). The Debentures are exchangeable at the option of the holder for shares of Common Stock of Armor All Products Corporation, a Delaware corporation ("Armor All"), owned by the Company (the "Armor All Shares").

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Debentures. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act") and incorporated by reference therein, is hereinafter referred to as the Registration Statement; the prospectus in the form first used to confirm sales of Debentures including the information incorporated by reference therein, is hereinafter referred to as the Prospectus.


                                       I.

     The Company and Armor All jointly and severally represent and warrant to each of the Underwriters that:

          (a) Armor All meets the requirements for use of Form S-3 under the Securities Act. The Registration Statement has become effective, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

         (b) In regard to the information contained in the Registration Statement and Prospectus relating to Armor All, (i) the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph I(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company or Armor All in writing by you or any Underwriter through you expressly for use therein or
     (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee.

         (c) In regard to the information contained in the Registration Statement and Prospectus relating to Armor All, the documents which are incorporated by reference in the Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the applicable rules and regulations, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus will, when such documents become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable, and the applicable rules and regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Armor All has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Armor All and its subsidiaries, taken as a whole.

          (e)  Armor All has no "significant subsidiaries" within the meaning of
     Section 1-02(v) of Regulation S-X. Armor All owns all of the outstanding common stock of Armor All Products of Canada, Inc. ("Armor All Products Canada"), Armor All Products GmbH, Armor All International (FSC), Inc. and APC Chemicals Inc. Armor All Products Canada has been duly incorporated, is validly existing as a corporation and in good standing under the laws of its jurisdiction of incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Armor All and its subsidiaries, taken as a whole.

          (f) The authorized capital stock of Armor All conforms as to legal matters to the description thereof contained in the Prospectus.

          (g) The outstanding shares of Common Stock of Armor All have been duly authorized and validly issued and are fully paid and nonassessable.

          (h) This Agreement has been duly authorized, executed and delivered by Armor All and is a valid and binding obligation of Armor All.

          (i) The execution and delivery by Armor All of, and the performance by Armor All of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or bylaws of Armor All, or any material agreement or other material instrument binding upon Armor All or any subsidiary of Armor All or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Armor All or any subsidiary of Armor All, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by Armor All of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Debentures and the Armor All Shares.

          (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of Armor All and its subsidiaries from that set forth in the Prospectus.

          (k) There are no legal or governmental proceedings pending or, to the knowledge of the Company or Armor All, threatened to which Armor All or any of its subsidiaries is a party or to which any of the properties of Armor All or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described, or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (l) Each of Armor All and Armor All Products Canada has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all foreign, federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use their respective properties and assets and to conduct their respective businesses in the manner described in the Prospectus, except to the extent that the failure to obtain or file such would not have a material adverse effect on Armor All and its subsidiaries, taken as a whole.

          (m) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

          (n) Armor All is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          (o) There is no legal or beneficial owner of any securities of Armor All who has any rights, not effectively satisfied or waived, to require registration of any shares of capital stock of Armor All in connection with the filing of the Registration Statement.

          (p) Each of Armor All and its subsidiaries is (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of them under applicable Environ-mental Laws to conduct their respective businesses, and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on Armor All and its subsidiaries, taken as a whole.

          (q) Each of Armor All and its subsidiaries owns or possesses adequate and sufficient licenses or other rights to use all patents, copyrights, trademarks, service marks, trade names, technology and know-how necessary (in any material respect) to conduct their respective businesses in the manner described in the Prospectus and, except as disclosed in the Prospectus, neither the Company nor Armor All has knowledge of any material infringement by the Company or its subsidiaries of trademarks, service marks, trade name rights, patent rights, copyrights, trade secrets or other similar rights of others, and neither the Company nor Armor All has any knowledge of any claim being made against Armor All or its subsidiaries regarding trademark, service mark, trade name, patent, copyright, trade secret or other infringement which could have a material adverse effect on Armor All and its subsidiaries, taken as a whole.


                                      II.

     The Company additionally represents and warrants to each of the Underwriters that:

          (a) The Company meets the requirements for use of Form S-3 under the Securities Act. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph II(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by you or any Underwriter through you expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee.

          (c) The documents which are incorporated by reference in the Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the applicable rules and regulations, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus will, when such documents become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable, and the applicable rules and regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (e) The Company's actual capitalization and pro forma capitalization after giving effect to the sale of the Firm Debentures and the anticipated use of the estimated proceeds therefrom at December 31, 1993 is as set forth in the section of the Registration Statement and the Prospectus entitled "Capitalization of McKesson".

          (f) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company.

          (g) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (h) The Debentures have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (i) The Exchange Agent Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the parties thereto other than the Company, is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (j) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Debentures and the Exchange Agent Agreement will not contravene any provision of applicable law, or the certificate of incorporation or bylaws of the Company or any of its subsidiaries, or any material agreement or other material instrument binding upon the Company or any of its subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Debentures or the Exchange Agent Agreement except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Debentures and the Armor All Shares.

          (k) The Debentures and the Indenture conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

          (l) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries from that set forth in the Prospectus.

          (m) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described, or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (n) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          (o) There is no legal or beneficial owner of any securities of the Company who has any rights, not effectively satis-fied or waived, to require registration of any securities of the Company in connection with the filing of the Registration Statement.

          (p) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all foreign, federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use their respective properties and assets and to conduct their respective businesses in the manner described in the Prospectus, except to the extent that the failure to obtain or file such would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (q) Each of the Company and its subsidiaries (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of them under applicable Environ-mental Laws to conduct their respective businesses, and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (r) The description of certain environmental proceedings and product liability proceedings set forth in Note 16 of Financial Notes of the Company contains accurate descriptions of and fairly summarizes the legal matters, documents and proceedings described therein.

          (s) The Armor All Shares have been duly authorized and are validly issued, fully paid and non-assessable, are free of statutory and contractual preemptive rights, are owned by the Company free and clear of any pledge, lien, adverse claim, security interest, restriction, equity or other encumbrance, and are sufficient in number to cover the exchange of all of the Debentures at the initial exchange price (prior to any adjustment of such price pursuant to the Debentures and the Indenture) and such shares, when delivered upon such exchange in accordance with the terms of the Indenture, will be duly and validly issued and fully paid and non-assessable, with no personal liability attaching to the ownership thereof. The Armor All Shares have been delivered to the Exchange Agent under the Exchange Agent Agreement referred to in the Indenture and are held subject to the terms of the Exchange Agent Agreement.


                                      III.

     The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amounts of Firm Debentures set forth in Schedule I hereto opposite their names at ____% of their principal amounts -- the purchase price -- plus accrued interest, if any, from [___________, 19__] to the date of payment and delivery.

     On the basis of the representations and warranties contained in this Agreement, and subject to this Agreement's terms and conditions, the Company hereby agrees to sell to the several Underwriters the Additional Debentures, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to $20,000,000 principal amount of Additional Debentures at the purchase price. Additional Debentures may be purchased as provided in Article V hereof solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Firm Debentures. If any Additional Debentures are to be purchased, each Underwriter agrees, severally and not jointly, to purchase from the Company ratably as set forth above the principal amount of any Additional Debentures that bears the same proportion to the total number of Additional Debentures to be purchased as the number of Firm Debentures set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Debentures.

     Armor All hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated, it will not offer, sell, contract to sell or otherwise dispose of any shares of common stock of Armor All or any securities convertible into or exercisable or exchangeable for such common stock for a period of 90 days after the date of the public offering of the Debentures, other than (i) any shares of such common stock sold by Armor All upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and (ii) any options to purchase common stock granted under Armor All's 1986 Stock Option Plan, or any shares of common stock issued upon exercise of such options or under Armor All's 1988 Restricted Stock Plan.

     The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated, it will not offer, sell, contract to sell, pledge or otherwise dispose of any shares of such common stock of Armor All or any securities convertible into or exercisable or exchangeable for such common stock, for a period of 90 days after the date of the public offering of the Debentures, other than (i) the Armor All Shares into which the Debentures sold hereunder are exchangeable and (ii) on or after a date 30 days after the Closing Date, 350,000 Armor All Shares which the Company intends to contribute to the McKesson Foundation, Inc. (the "Foundation"), without restrictions on the subsequent disposition of such shares by the Foundation.


                                      IV.

     The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Debentures as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company is further advised by you that the Debentures are to be offered to the public initially at ___% of their principal amount -- the public offering price -- plus accrued interest, if any, and to certain dealers selected by you at a price that represents a concession not in excess of ___% of their principal amount under the public offering price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of ___% of their principal amount, to any Underwriter or to certain other dealers.


                                       V.

     Payment for the Firm Debentures shall be made by certified or official bank check or checks payable to the order of the Company in New York Clearing House funds at the offices of Morgan Stanley & Co. Incorporated, 1251 Avenue of the Americas, New York, New York 10020 at 10:00 A.M., Eastern Time, on [FIVE BUSINESS DAYS AFTER DATE OF UNDERWRITING AGREEMENT], 1994, or at such other time on the same or such other date, not later than [TEN BUSINESS DAYS AFTER DATE OF UNDERWRITING AGREEMENT], 1994 as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the Closing Date.

     Payment for any Additional Debentures shall be made by certified or official bank check or checks payable to the order of the Company in New York Clearing House funds at the offices of Morgan Stanley & Co. Incorporated, 1251 Avenue of the Americas, New York, New York 10020 at 10:00 A.M., Eastern Time, on such date (which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor later than ten business days after the giving of the notice hereinafter referred to) as shall be designated in a written notice from you to the Company of your determi-nation to purchase a number, specified in said notice, of Additional
Debentures, or on such other date, in any event not later than [TEN BUSINESS DAYS AFTER EXPIRATION OF GREENSHOE OPTION], 1994, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the Option Closing Date. The notice of the determination to exercise the option to purchase Additional Debentures and of the Option Closing Date may be given at any time within 30 days after the date of this Agreement.

     Payment for the Debentures shall be made against delivery to you for the respective accounts of the several Underwriters of the Debentures registered in such names and in such denominations as you shall request in writing not less than two full business days prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Debentures to the Underwriters duly paid.


                                      VI.

     The obligations of the Company and the several obligations of the Underwriters hereunder are subject to the condition that the Registration Statement shall have become effective not later than the date hereof.

     The several obligations of the Underwriters hereunder are subject to the following further conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date,

               (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

              (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, or of Armor All and its subsidiaries, taken as a whole, from that set forth in the Prospectus, that, in your reasonable judgment, is material and adverse and that makes it, in your judgment, after consultation with the Company, impracticable to market the Debentures on the terms and in the manner contemplated in the Prospectus.

          (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by the chief executive officer and vice president, finance of the Company, to the effect set forth in clauses (a)(i) and (ii), with respect to the Company, above, and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          (c) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by the chief executive officer and chief financial officer of Armor All, to the effect set forth in clause (a)(ii), with respect to Armor All, above, and to the effect that the representations and warranties of Armor All contained in this Agreement are true and correct as of the Closing Date.

          (d) You shall have received on the Closing Date an opinion of Pillsbury Madison & Sutro, counsel for the Company and Armor All, dated the Closing Date, to the effect that:

               (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing to do business as a foreign corporation in the State of California;

              (ii) Armor All has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing to do business as a foreign corporation in the following states: Alabama, Arkansas, California, Florida, Georgia, Hawaii, Illinois, Indiana, Louisiana, Maryland, Michigan, Mississippi, New Jersey, North Carolina, Ohio, Texas, Vermont and Virginia;

             (iii) Armor All Products Canada has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly registered to transact business in the Province of Ontario;

              (iv) the authorized capital stock of Armor All conforms as to legal matters to the description thereof contained in the Registration Statement and the Prospectus;

               (v) each of the following subsidiaries of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and has the corporate power and authority to own its property and to conduct its business as described in the Prospectus: McKesson Corporation, a Maryland corporation; McKesson Service Merchandising Co.; McKesson Water Products Company; and PCS Health Systems, Inc.;

              (vi) the Company and Armor All have all necessary corporate authority to enter into this Agreement and to perform the transactions contemplated herein, and this Agreement has been duly authorized, executed and delivered by the Company and Armor All;

             (vii) the Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, except that such opinion shall be qualified to the extent that enforceability of the Indenture may be limited by applicable bankruptcy, reorganization, insolvency, liquidation, conservatorship, readjustment of debt, moratorium or other similar laws generally affecting the enforcement of the rights of creditors, and such opinion shall be subject to the limitations imposed by applicable law or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of the Indenture and upon the availability of injunctive relief or other equitable remedies;

            (viii) the Debentures have been duly authorized, executed, authenticated and delivered by the Company and the Debentures constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except that such opinion shall be qualified to the extent that enforceability of the Debentures may be limited by applicable bankruptcy, reorganization, insolvency, liquidation, conservatorship, readjustment of debt, moratorium or other similar laws generally affecting the enforcement of the rights of creditors, and such opinion shall be subject to the limitations imposed by applicable law or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of the Debentures and upon the availability of injunctive relief or other equitable remedies;

              (ix) the execution and delivery of, and the performance by the Company of its obligations under this Agreement, the Debentures and the Indenture will not contravene any provision of the certificate of incorporation or bylaws of the Company or any of its subsidiaries or, to such counsel's knowledge, any applicable law, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Debentures and the Armor All Shares by the Underwriters;

               (x) the execution and delivery of, and the performance by Armor All of its obligations under this Agreement, will not contravene any provision of the certificate of incorporation or bylaws of Armor All or any of its subsidiaries or, to such counsel's knowledge, any applicable law, any agreement or other instrument binding upon Armor All or any of its subsidiaries that is material to Armor All and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Armor All or any of its subsidiaries, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by Armor All of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Debentures and the Armor All Shares by the Underwriters;

              (xi) the information contained in the section of the Registration Statement and Prospectus entitled "Certain United States Tax Consequences" is a fair and accurate summary of the tax consequences of acquiring, holding and disposing of the Debentures;

             (xii) to the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein;

            (xiii) the statements (1) in the Prospectus under the caption "Certain Relationships and Transactions" and (2) in the Registration Statement in Item 15 fairly summarize in all material respects the material terms of such provisions or agreements;

             (xiv) the Debentures and the Indenture conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus;

              (xv) the Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended;

             (xvi) the Company has all necessary corporate power and authority to execute and deliver the Exchange Agent Agreement and to consummate the transactions contemplated thereby and perform the obligations thereunder; and the Exchange Agent Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the parties thereto other than the Company, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such opinion shall be qualified to the extent that enforceability of the Exchange Agent Agreement may be limited by applicable bankruptcy, reorganization, insolvency, liquidation, conservatorship, readjustment of debt, moratorium or other similar laws generally affecting the enforcement of the rights of creditors, and such opinion shall be subject to the limitations imposed by applicable law or equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions of the Indenture and upon the availability of injunctive relief or other equitable remedies;

            (xvii) as of the date of such opinion, the Company is the record owner of 11,975,000 shares of Armor All; all of such shares of Armor All held by the Company have been duly authorized and are validly issued, fully paid and non-assessable, are free of statutory and contractual preemptive rights, and are owned by the Company free and clear of any pledge, lien, adverse claim, security interest, restriction, equity or other encumbrance; and the Company has all necessary corporate power and authority to exchange shares of Armor All in accordance with the Indenture;

            (xviii) the Registration Statement has become effective under the Securities Act and, to such counsel's knowledge, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Securities Act and nothing has come to such counsel's attention to lead it to believe that such proceedings are contemplated, and any required filing of the Prospectus and any supplement pursuant thereto pursuant to Rule 424(b) of the rules and regulations has been made in the manner and within the time period required by Rule 424(b);

             (xix) such counsel (1) is of the opinion that the Registration Statement and Prospectus and any supplements or amendments thereto (except for financial statements and schedules included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (2) has no reason to believe that (except for financial statements and schedules included therein as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (3) has no reason to believe that (except for financial statements and schedules included therein as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) You shall have received on the Closing Date an opinion of Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (vi), (vii), (viii), (xv) and (xix) of paragraph (d) above.

     With respect to subparagraphs (vii), (viii) and (xvi) of paragraph (d) above, Pillsbury Madison & Sutro and Wilson, Sonsini, Goodrich & Rosati may rely on New York counsel as to the validity, binding nature and enforceability of the Indenture, the Debentures and the Exchange Agent Agreement. With respect to subparagraphs (xviii) and
(xix) of paragraph (d) above, Pillsbury Madison & Sutro and Wilson, Sonsini, Goodrich & Rosati may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

          (f) You shall have received, on each of the date hereof and the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from Deloitte & Touche, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus with respect to each of Armor All and the Company.

     All the agreements, opinions, certificates and letters mentioned above or elsewhere in this Agreement shall be deemed in compliance with the provisions hereof only if Wilson, Sonsini, Goodrich & Rosati, counsel for the Underwriters, shall be reasonably satisfied that they comply in form and scope.

     The several obligations of the Underwriters to purchase Additional Debentures hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, and other matters related to the sale of the Additional Debentures, and an opinion of counsel in form and substance satisfactory to counsel for the Underwriters.


                                      VII.

     In further consideration of the agreements of the Underwriters herein contained, each of the Company and Armor All covenants as follows:

          (a) To furnish to you, without charge, two (2) signed copies of the Registration Statement (including exhibits thereto), and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph
     (c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and to file no such proposed amendment or supplement to which you reasonably object.

          (c) If, during such period after the first date of the public offering of the Debentures as, in the opinion of your counsel, the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Debentures may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To endeavor to qualify the Debentures and the Armor All Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

          (e) To endeavor to cause the Debentures to be listed on the Nasdaq Stock Market, and to take such action as shall be necessary to comply with the rules and regulations of the Nasdaq Stock Market with respect to the Debentures.

          (f) To make generally available to the Company's and Armor All's security holders and to you as soon as reasonably practicable an earnings statement covering the twelve-month period ending [_________________, 19__] that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          (g) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to the Debentures (other than (i) the Debentures and (ii) commercial paper issued in the ordinary course of business), without your prior written consent.

                                     VIII.

     The Company agrees to pay or cause to be paid all taxes, if any, on the transfer and sale of the Debentures and Armor All Shares being sold by the Company. The Company agrees to pay all costs and expenses incident to the performance of the obligations of the Company and Armor All under this Agreement, including, but not limited to, all expenses incident to the delivery of the Debentures, the reasonable fees and expenses of counsel and accountants for the Company and Armor All, the costs and expenses incident to the preparation by the Company, printing and filing of the Registration Statement (including all exhibits thereto) and the Prospectus and any amendments or supplements thereto, the expenses of qualifying the Debentures and the Armor All Shares under the securities or Blue Sky laws of various jurisdictions, all filing fees payable in connection with the review of the offering of the Debentures and the Armor All Shares by the National Association of Securities Dealers, Inc., the cost of furnishing to the Underwriters the required copies of the Registration Statement, Prospectus and this Agreement and any amendments or supplements thereto.


                                      IX.

     In regard to the information contained in the Registration Statement and Prospectus relating to Armor All, the Company and Armor All jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company or Armor All shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein; provided however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Under-writer from whom the person asserting any such losses, claims, damages or liabilities purchased Debentures, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company or Armor All shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Debentures to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

     The Company further agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company or Armor All shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein; provided however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Debentures, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company or Armor All shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Debentures to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

     Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and Armor All, the directors of the Company and Armor All, the officers of the Company and Armor All who sign the Registration Statement and each person, if any, who controls the Company or Armor All within the meaning of either

Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

     In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding.
In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company and Armor All, and such directors, officers and control persons of the Company and Armor All, such firm shall be designated in writing by the Company and Armor All. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, which shall not be unreasonably withheld, effect any settlement of any pending or threatened proceeding.

     If the indemnification provided for in the first or second paragraph of this Article IX is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Debentures or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and Armor All on the one hand and the Underwriters on the other hand in connection with the offering of the Debentures shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Debentures (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Debentures. The relative fault of the Company and Armor All on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and

Armor All or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Article IX are several in proportion to the respective number of Debentures they have purchased hereunder, and not joint.

     The Company, Armor All and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Article IX were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article IX, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Debentures underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Article IX are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     The indemnity and contribution provisions contained in this Article IX and the representations and warranties of the Company and Armor All contained in this Agreement shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company or any person controlling the Company, or Armor All or any person controlling Armor All, and (iii) acceptance of and payment for any of the Debentures.


                                       X.

     This Agreement shall be subject to termination, in your sole discretion, by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock

Exchange, the American Stock Exchange, or the National Association of Securities Dealers, Inc., (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Debentures on the terms and in the manner contemplated in the Prospectus.


                                      XI.

     This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement by the Commission.

     If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Debentures that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Debentures which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Debentures to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Debentures set forth opposite their respective names in Schedule I bears to the principal amount of Debentures set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Debentures which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Debentures that any Underwriter has agreed to purchase pursuant to Article III be increased pursuant to this Article XI by an amount in excess of one-ninth of such principal amount of Debentures without the written consent of such Underwriter. If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Debentures and the aggregate principal amount of Debentures with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Debentures to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Debentures are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the

Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability to the Company or any nondefaulting Underwriter in respect of any default of such defaulting Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or Armor All to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or Armor All shall be unable to perform its obligations under this Agreement, the Company and Armor All, jointly and severally, will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.



                     [THIS SPACE INTENTIONALLY LEFT BLANK]

  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                              Very truly yours,

                              MCKESSON CORPORATION,
                              a Delaware corporation



                              By: _________________________________


                              ARMOR ALL PRODUCTS CORPORATION



                              By: _________________________________



Accepted, _______________, 19__

MORGAN STANLEY & CO.
  INCORPORATED

Acting severally on behalf
  of themselves and the
  several Underwriters
  named in Schedule I
  hereto.

By Morgan Stanley & Co.
     Incorporated


By: __________________________

TS135I.R2(SP2)
02/18/94

                                   Schedule I



                                                                Principal Amount
                                                                 of Debentures
           Underwriter                                          To Be Purchased
           -----------                                          ----------------
Morgan Stanley & Co. Incorporated..........................       $



                                                                  ------------

             Total.........................................       $
                                                                  ============







TS135I.R2(SP2)
02/18/94